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                                                                     EXHIBIT 4.1

                              EMCORE Corporation
                Your Global Source for CVD Materials Technology
            Incorporated Under the Laws of the State of New Jersey


Number                                                                    Shares

____________                                                        ____________

                                                                           CUSIP
                                             See reverse for certain definitions



This certifies that



is the owner of


   fully-paid and non-assessable shares of the Common Stock $__ par value, of

EMCORE Corporation, transferable on the books of the Corporation by the holder hereof in person or by deuly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued an dshall be held subject to all provisions on the Articles of Incorporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers



/s/ David Hess
Controller


                   [corporate seal]



/s/ Tom Werthan                                      /s/ Reuben F. Richards, Jr.
Chief Financial Officer                              Chief Executive Officer
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[reverse:]



                               EMCORE CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulation:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties                       (Cust)      (Minor)
JT TEM - as joint tenants with right               Under Uniform Gifts to Minors
     of survivorship and not as tenants            Act __________ (State)
     in common

    Additional abbreviations may also be used though not in the above list.

     For value received __________________________ hereby sell, assign and transfer unto social security number:
--------------------------------------------------------------------------------

 name and address, including postal or zip code:
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_________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:_____________________________________________________


                                  ----------------------------------------------
                                                      Signature

Signature(s) guaranteed:

---------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIPS IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17aD-15.